                                                                     Exhibit 4.1
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                             NISOURCE FINANCE CORP.

                                       AND

                                  NISOURCE INC.

                                       TO

                            THE CHASE MANHATTAN BANK
                                   AS TRUSTEE

                           ---------------------------


                                    INDENTURE

                          DATED AS OF NOVEMBER 14, 2000

                           ---------------------------


                    PROVIDING FOR ISSUANCE OF DEBT SECURITIES

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
                    NISOURCE FINANCE CORP. AND NISOURCE INC.
   RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939, AS AMENDED, AND
                    INDENTURE, DATED AS OF NOVEMBER 14, 2000

Trust Indenture                                                                                      Indenture
Act Section                                                                                          Section(s)
-----------                                                                                          ----------
Section 310   (a)(1)................................................................................  609
              (a)(2)................................................................................  609
              (a)(3)................................................................................  Not Applicable
              (a)(4)................................................................................  Not Applicable
              (a)(5)................................................................................  609
              (b)...................................................................................  608, 610
              (c)...................................................................................  Not Applicable
Section 311   (a)...................................................................................  613
              (b)...................................................................................  613
              (c)...................................................................................  613
Section 312   (a)...................................................................................  701, 702(a)
              (b)...................................................................................  702(a)
              (c)...................................................................................  702(b)
Section 313   (a)...................................................................................  703(a)
              (b)...................................................................................  703(b)
              (c)...................................................................................  703(c)
              (d)...................................................................................  703(c)
Section 314   (a)...................................................................................  704
              (a)(4)................................................................................  101, 1009
              (b)...................................................................................  Not Applicable
              (c)(1)................................................................................  102
              (c)(2)................................................................................  102
              (c)(3)................................................................................  Not Applicable
              (d)...................................................................................  Not Applicable
              (e)...................................................................................  102
              (f)...................................................................................  Not Applicable
Section 315   (a)...................................................................................  601
              (b)...................................................................................  602
              (c)...................................................................................  601
              (d)...................................................................................  601
              (e)...................................................................................  514
Section 316   (a)(1)(A).............................................................................  502, 512
              (a)(1)(B).............................................................................  513
              (a)(2)................................................................................  Not Applicable
              (b)...................................................................................  508
              (c)...................................................................................  104

Section 317   (a)(1)................................................................................  503
              (a)(2)................................................................................  504
              (b)...................................................................................  1003
Section 318   (a)...................................................................................  108


NOTE: This Reconciliation and Tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                                 TABLE OF CONTENTS

                                                                                                                    PAGE
ARTICLE ONE - Definitions and Other Provisions of General Application
         Section 101.      Definitions...........................................................................     1
         Section 102.      Compliance Certificates and Opinions..................................................     9
         Section 103.      Form of Documents Delivered to Trustee................................................    10
         Section 104.      Acts of Holders; Record Dates.........................................................    10
         Section 105.      Notices, etc., to Trustee, NiSource Finance and the Parent............................    12
         Section 106.      Notice to Holders of Securities; Waiver...............................................    13
         Section 107.      Language of Notices, etc..............................................................    14
         Section 108.      Conflict with Trust Indenture Act.....................................................    14
         Section 109.      Effect of Headings and Table of Contents..............................................    14
         Section 110.      Successors and Assigns................................................................    14
         Section 111.      Separability Clause...................................................................    14
         Section 112.      Benefits of Indenture.................................................................    14
         Section 113.      Governing Law.........................................................................    14
         Section 114.      Legal Holidays........................................................................    14
         Section 115.      Appointment of Agent for Service......................................................    15
         Section 116.      No Adverse Interpretation of Other Agreements.........................................    15
         Section 117.      Execution in Counterparts.............................................................    15

ARTICLE TWO - Security Forms

         Section 201.      Forms Generally.......................................................................    15
         Section 202.      Form of Trustee's Certificate of Authentication.......................................    16
         Section 203.      Securities in Global Form.............................................................    16
         Section 204.      Form of Legend for Global Securities..................................................    17
         Section 205.      Form of Legend for Bearer Securities..................................................    17

ARTICLE THREE - The Securities

         Section 301.      Amount Unlimited; Issuable in Series..................................................    17
         Section 302.      Denominations.........................................................................    20
         Section 303.      Execution, Authentication, Delivery and Dating........................................    20
         Section 304.      Temporary Securities..................................................................    23
         Section 305.      Registration, Registration of Transfer and Exchange...................................    24
         Section 306.      Mutilated, Destroyed, Lost and Stolen Securities......................................    27
         Section 307.      Payment of Interest; Interest Rights Preserved........................................    28
         Section 308.      Persons Deemed Owners.................................................................    29
         Section 309.      Cancellation..........................................................................    30
         Section 310.      Computation of Interest...............................................................    30
         Section 311.      Form of Certification by a Person Entitled to Receive a Bearer
                           Security..............................................................................    30
         Section 312.      CUSIP, ISIN and Common Code Numbers...................................................    32

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
ARTICLE FOUR - Satisfaction and Discharge
         Section 401.      Satisfaction and Discharge of Indenture...............................................    32
         Section 402.      Application of Trust Money............................................................    33

ARTICLE FIVE - Remedies
         Section 501.      Events of Default.....................................................................    34
         Section 502.      Acceleration of Maturity; Rescission and Annulment....................................    36
         Section 503.      Collection of Indebtedness and Suits for Enforcement by
                           Trustee...............................................................................    37
         Section 504.      Trustee May File Proofs of Claim......................................................    37
         Section 505.      Trustee May Enforce Claims Without Possession of Securities
                           or Coupons............................................................................    38
         Section 506.      Application of Money Collected........................................................    38
         Section 507.      Limitation on Suits...................................................................    39
         Section 508.      Unconditional Right of Holders to Receive Principal,
                           Premium and Interest..................................................................    39
         Section 509.      Restoration of Rights and Remedies....................................................    40
         Section 510.      Rights and Remedies Cumulative........................................................    40
         Section 511.      Delay or Omission Not Waiver..........................................................    40
         Section 512.      Control by Holders of Securities......................................................    40
         Section 513.      Waiver of Past Defaults...............................................................    41
         Section 514.      Undertaking for Costs.................................................................    41
         Section 515.      Waiver of Stay or Extension Laws......................................................    41

ARTICLE SIX - The Trustee
         Section 601.      Certain Duties and Responsibilities...................................................    42
         Section 602.      Notice of Defaults....................................................................    43
         Section 603.      Certain Rights of Trustee.............................................................    43
         Section 604.      Not Responsible for Recitals or Issuance of Securities................................    44
         Section 605.      May Hold Securities...................................................................    45
         Section 606.      Money Held in Trust...................................................................    45
         Section 607.      Compensation and Reimbursement........................................................    45
         Section 608.      Disqualification; Conflicting Interests...............................................    45
         Section 609.      Corporate Trustee Required; Eligibility...............................................    46
         Section 610.      Resignation and Removal; Appointment of Successor.....................................    46
         Section 611.      Acceptance of Appointment by Successor................................................    48
         Section 612.      Merger, Conversion, Consolidation or Succession to
                            Business.............................................................................    49
         Section 613.      Preferential Collection of Claims Against Company.....................................    49
         Section 614.      Appointment of Authenticating Agent...................................................    49

ARTICLE SEVEN - Holders' Lists and Reports by Trustee and Company
         Section 701.      Company to Furnish Trustee Names and Addresses of
                           Holders...............................................................................    51
         Section 702.      Preservation of Information; Communications to Holders................................    51
         Section 703.      Reports by Trustee....................................................................    52
         Section 704.      Reports by NiSource Finance and the Parent............................................    52

ARTICLE EIGHT - Consolidation, Merger, Conveyance, Transfer or Lease
         Section 801.      NiSource Finance and the Parent May Consolidate, Etc., Only
                           on Certain Terms......................................................................    53
         Section 802.      Successor Corporation Substituted.....................................................    54
         Section 803.      Assumption by the Parent or Subsidiary................................................    54

ARTICLE NINE - Supplemental Indentures
         Section 901.      Supplemental Indentures without Consent of Holders....................................    54
         Section 902.      Supplemental Indentures with Consent of Holders.......................................    56
         Section 903.      Execution of Supplemental Indentures..................................................    57
         Section 904.      Effect of Supplemental Indentures.....................................................    57
         Section 905.      Conformity with Trust Indenture Act...................................................    57
         Section 906.      Reference in Securities to Supplemental Indentures....................................    57

ARTICLE TEN - Covenants
         Section 1001.     Payment of Principal, Premium and Interest............................................    58
         Section 1002.     Maintenance of Office or Agency.......................................................    58
         Section 1003.     Money for Securities Payments to Be Held in Trust.....................................    59
         Section 1004.     Additional Amounts....................................................................    60
         Section 1005      Corporate Existence...................................................................    61
         Section 1006.     Maintenance of Properties.............................................................    61
         Section 1007.     Payment of Taxes and Other Claims.....................................................    61
         Section 1008.     Restrictions on Liens.................................................................    62
         Section 1009.     Statement as to Default...............................................................    64
         Section 1010.     Waiver of Certain Covenants...........................................................    64

ARTICLE ELEVEN - Redemption of Securities
         Section 1101.     Applicability of Article..............................................................    64
         Section 1102.     Election to Redeem; Notice to Trustee.................................................    64
         Section 1103.     Selection by Trustee of Securities to Be Redeemed.....................................    65
         Section 1104.     Notice of Redemption..................................................................    65
         Section 1105.     Deposit of Redemption Price...........................................................    66
         Section 1106.     Securities Payable on Redemption Date.................................................    66
         Section 1107.     Securities Redeemed in Part...........................................................    67

ARTICLE TWELVE - Sinking Funds
         Section 1201.     Applicability of Article..............................................................    67

         Section 1202.  Satisfaction of Sinking Fund Payments with Securities....................................    68
         Section 1203.  Redemption of Securities for Sinking Fund................................................    68

ARTICLE THIRTEEN - Meetings of Holders of Securities
         Section 1301.  Purposes for Which Meetings May be Called................................................    68
         Section 1302.  Call Notice and Place of Meeting.........................................................    69
         Section 1303.  Persons Entitled to Vote at Meetings.....................................................    69
         Section 1304.  Quorum; Action...........................................................................    69
         Section 1305.  Determination of Voting Rights; Conduct and Adjournment of Meetings......................    70
         Section 1306.  Counting Votes and Recording Action of Meetings..........................................    71
         Section 1307.  Action Without Meeting...................................................................    71

ARTICLE FOURTEEN - Immunity of Incorporators, Stockholders, Officers, Directors and Employees
         Section 1401.  Liability Solely Corporate...............................................................    71

ARTICLE FIFTEEN - Security Guarantee
         Section 1501.  Guarantee................................................................................    72
         Section 1502.  Execution and Delivery of Security Guarantee.............................................    74

                  INDENTURE, dated as of November 14, 2000, among NiSource Finance Corp., a corporation duly organized and existing under the laws of the State of Indiana (herein called "NISOURCE FINANCE"), having its principal office at 801 East 86th Avenue, Merrillville, Indiana 46410, NiSource Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "PARENT"), having its principal office at 801 East 86th Avenue, Merrillville, Indiana 46410, and The Chase Manhattan Bank, a corporation duly organized and existing under the laws of the State of New York, having its principal corporate trust office at 450 West 33rd Street, New York, New York 10001, as trustee (herein called the "TRUSTEE").


                   RECITALS OF NISOURCE FINANCE AND THE PARENT

                  NiSource Finance and the Parent have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of NiSource Finance's unsecured debentures, notes or other evidences of indebtedness (herein collectively called the "SECURITIES," and individually called a "SECURITY"), which may or may not be convertible into or exchangeable for any securities of any Person (including the Parent), to be issued in one or more series as provided in this Indenture.

                  All things necessary to make this Indenture a valid agreement of NiSource Finance and the Parent, in accordance with its terms, have been done.

                  This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  SECTION 101. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them in the Trust Indenture Act;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

                  (4) the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (5) the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

                  Certain terms used principally in certain Articles are defined in those Articles.

                  "ACT," when used with respect to any Holder of a Security, has the meaning specified in Section 104.

                  "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "AUTHENTICATING AGENT" means any Person or Persons authorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Securities.

                  "AUTHORIZED NEWSPAPER" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

                  "BANKRUPTCY LAW" means Title 11 of the United States Code or any similar United States federal or state law for the relief of debtors.

                  "BEARER SECURITY" means any Security in the form for Bearer Securities set forth in Section 203 or established pursuant to Section 201 which is payable to bearer and shall bear the legend specified in Section 205.

                  "BENEFITED PARTY" shall have the meaning set forth in Section 1501.

                  "BOARD OF DIRECTORS" means either the board of directors of NiSource Finance or the Parent, as the case may be, or any duly authorized committee of either.

                  "BOARD RESOLUTION" means a copy of a resolution certified by the Corporate Secretary or an Assistant Corporate Secretary of NiSource Finance or the Parent, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "BUSINESS DAY" means any day other than a Saturday or Sunday or a day on which banks and trust companies located in the municipality in which the Corporate Trust Office is located are authorized or required by law, regulation or executive order to remain closed.

                  "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "COMMON STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents, however designated, whether voting or non-voting, of that Person's equity, other than preferred stock of that Person, whether now outstanding or issued after the date of this Indenture, including, without limitation, all series and classes of that common stock.

                  "CONSOLIDATED NET TANGIBLE ASSETS" means the total amount of assets appearing on a consolidated balance sheet of the Parent and its Subsidiaries less, without duplication, the following:

                  (a) all current liabilities (excluding any thereof which are by their terms extendable or renewable at the sole option of the obligor thereon without requiring the consent of the obligee to a date more than 12 months after the date of determination);

                  (b) all reserves for depreciation and other asset valuation reserves but excluding any reserves for deferred Federal income taxes arising from accelerated amortization or otherwise;

                  (c) all intangible assets such as goodwill, trademarks, trade names, patents and unamortized debt discount and expense carried as an asset on said balance sheet; and

                  (d) all appropriate adjustments on account of minority interests of other Persons holding Common Stock in any Subsidiary.

                  Consolidated Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and as of a date not more than 90 days prior to the happening of the event for which such determination is being made.

                  "CORPORATE TRUST OFFICE" means the corporate trust office of the Trustee of a series of Securities at which at any particular time its corporate trust business shall be administered, which office on the date of execution of this Indenture is located at 450 West 33rd Street, New York, New York 10001, Attention: Capital Markets Fiduciary Services, except that with respect to presentation of Securities of a series for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee of such series designated for such purpose, which office or agency on the date of execution of this Indenture is located at 55 Water Street, Room 234, New York, New York 10041.

                  "CORPORATION" includes any corporation, association, company, limited liability company or business trust.

                  "DEFAULTED INTEREST" has the meaning specified in Section 307.

                  "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Securities Exchange Act of 1934, as amended, specified for that purpose as contemplated by Section 301 or any successor clearing agency registered under such Act as contemplated by
Section 305, and if at any time there is more than one such Person, the term "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of such series.

                  "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

                  "EVENT OF DEFAULT" has the meaning specified in Section 501.

                  "GLOBAL SECURITY" means a Security bearing the legend specified in Section 204 evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

                  "GUARANTEE" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof), of all or any part of any principal of, premium, if any, and interest on the Securities.

                  "HOLDER," when used with respect to any Security, means in the case of a Registered Security the Person in whose name the Security is registered in the Security Register and in the case of a Bearer Security the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

                  "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "INTEREST," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "INTEREST PAYMENT DATE," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "MATURITY," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "NiSOURCE CAPITAL MARKETS" means NiSource Capital Markets, Inc., an Indiana corporation, and any and all successors thereto.

                  "NiSOURCE FINANCE" means NiSource Finance Corp., an Indiana corporation, and any and all successors thereto.

                  "OBLIGATIONS" means any principal (including reimbursement obligations and guarantees), premium, if any, interest (including interest accruing on or after the filing of, or which would have accrued but for the filing of, any petition in bankruptcy or for reorganization relating to NiSource Finance whether or not a claim for post-filing interest is allowed in such proceedings), penalties, fees, expenses, indemnifications, reimbursements, claims for rescission, damages, gross-up payments and all other amounts and other liabilities payable under the Securities, this Indenture and any indentures supplemental hereto.

                  "OFFICER" means, with respect to any Person, the Chairman of the Board, Vice Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller or Assistant Controller and the Corporate Secretary or an Assistant Corporate Secretary.

                  "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board, the Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Corporate Secretary or an Assistant Corporate Secretary, of NiSource Finance or the Parent, as the case may be, that complies with the requirements of Section 314(c) of the Trust Indenture Act and is delivered to the Trustee.

                  "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for NiSource Finance or the Parent, as the case may be, and who shall be acceptable to the Trustee, that complies with the requirements of
Section 314(c) of the Trust Indenture Act and Section 102 of this Indenture.

                  "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

                  "OUTSTANDING," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than NiSource Finance) in trust or set aside and segregated in trust by NiSource Finance (if NiSource Finance shall act as its own Paying Agent) for the Holders of such Securities and any coupons thereto appertaining; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of NiSource Finance;

and provided further, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have been given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, Securities owned by NiSource Finance, the Parent or any other obligor upon the Securities or any Affiliate of NiSource Finance, the Parent or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not NiSource Finance, the Parent or any other obligor upon the Securities or any Affiliate of NiSource Finance, the Parent or of such other obligor.

                  "PARENT" means NiSource Inc., a Delaware corporation, and any and all successors thereto.

                  "PAYING AGENT" means any Person authorized by NiSource Finance to pay the principal of (and premium, if any) or interest on any Securities on behalf of NiSource Finance.

                  "PERSON" means any individual, Corporation, limited liability company, partnership, joint venture, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

                  "PLACE OF PAYMENT," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

                  "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "REDEMPTION DATE," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "REDEMPTION PRICE," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "REGISTERED SECURITY" means any Security established pursuant to Section 201 which is registered in the Security Register.

                  "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.

                  "REQUEST" or "ORDER" means a written request or order signed in the name of NiSource Finance or the Parent, as the case may be, by its Chairman of the Board, its Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Corporate Secretary or an Assistant Corporate Secretary, and delivered to the Trustee.

                  "RESPONSIBLE OFFICER," when used with respect to the Trustee, means any Vice President, any assistant secretary, any assistant treasurer, any cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, any assistant controller or any other officer of the Trustee customarily performing corporate trust functions on behalf of the Trustee and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "SECURITY GUARANTEE" means the Guarantee by the Parent of NiSource Finance's Obligations in respect of the Securities, this Indenture and any indentures supplement hereto.

                  "SECURITIES" and "SECURITY" have the meanings stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, that if at any time there is more than one Person acting as Trustee under this Indenture, the term "Securities," with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

                  "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

                  "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 307.

                  "STATED MATURITY," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "SUBSIDIARY" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by NiSource Finance or by one or more other Subsidiaries, or by NiSource Finance and one or more other Subsidiaries. For the purposes of this definition, the term "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Trust Indenture Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Trust Indenture Act or provision, as the case may be.

                  "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter the term "Trustee" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, the term "Trustee," as used with respect to the Securities of any series, shall mean the Trustee with respect to Securities of that series.

                  "UNITED STATES" means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

                  "UNITED STATES ALIEN" means any Person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non- resident alien fiduciary of a foreign estate or trust.

                  "UTILITY" means any subsidiary of NiSource Finance that is subject to regulation by a federal or state utility regulatory commission or other utility regulatory body.

                  "VICE PRESIDENT," when used with respect to NiSource Finance, the Parent or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                  SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by NiSource Finance or the Parent to the Trustee to take any action under any provision of this Indenture, NiSource Finance or the Parent, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Officer of NiSource Finance or the Parent may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of NiSource Finance or the Parent, as the case may be, stating that the information with respect to such factual matters is in the possession of NiSource Finance or the Parent, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                   SECTION 104. ACTS OF HOLDERS; RECORD DATES.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders may, alternatively, be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instrument or instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to NiSource Finance or the Parent or both. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee, NiSource Finance and the Parent if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1306.

                  Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent NiSource Finance, the Parent, the Trustee, or any agent of NiSource Finance, the Parent or the Trustee, from giving effect to any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be given or taken by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

                  Without limiting the generality of this Section 104, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may give its proxy or proxies to the Depositary's participants or the beneficial owners of interests in any such Global Security, as the case may be, through such Depositary's standing instructions and customary practices.

                  Subject to the next succeeding paragraph, NiSource Finance may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by NiSource Finance prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day prior to such first solicitation or vote, or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any permanent Global Security held by a Depositary and who are entitled under the procedures of such Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

                  (c) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                  (d) The principal amount and serial numbers of Bearer Securities held by any Person executing any such instrument or writing as a Holder of Securities, and the date of his holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person executing such instrument or writing as a Holder of Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, NiSource Finance and the Parent may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

                  (e) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same, the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other reasonable manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                  (f) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, NiSource Finance or the Parent in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 105. NOTICES, ETC., TO TRUSTEE, NISOURCE FINANCE AND THE PARENT. Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of a series of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee of such series by any Holder of a Security of such series or by NiSource Finance or the Parent shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee of such series at its Corporate Trust Office, or

                  (2) NiSource Finance or the Parent, as the case may be, by the Trustee of such series or by any Holder of a Security of such series shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to NiSource Finance or the Parent, as the case may be, addressed to the attention of its Corporate Secretary, at 801 East 86th Avenue, Merrillville, Indiana 46410, or at any other address previously furnished in writing to the Trustee of such series by NiSource Finance or the Parent, as the case may be.

                  SECTION 106. NOTICE TO HOLDERS OF SECURITIES; WAIVER. Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities (of any series) of any event,

                  (1) such notice shall be sufficiently given to Holders of Registered Securities of such series if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security of such series affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice; and

                  (2) such notice shall be sufficiently given to Holders of Bearer Securities of such series if published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and, if the Securities of such series are then listed on The Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, in London and, if the Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, in Europe, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.

                  In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities of any series as provided above, then such notification to Holders of such Bearer Securities as shall be given with the approval of the Trustee for such series shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  SECTION 107. LANGUAGE OF NOTICES, ETC. Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                  SECTION 108. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act deemed included herein by Section 318(c) thereof, such required provision shall control.

                  SECTION 109. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 110. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by NiSource Finance and the Parent shall bind their respective successors and assigns, whether so expressed or not.

                  SECTION 111. SEPARABILITY CLAUSE. In case any provision in this Indenture or the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 112. BENEFITS OF INDENTURE. Nothing in this Indenture or the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Securities and coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 113. GOVERNING LAW. This Indenture and the Securities and coupons shall be governed by and construed in accordance with the internal law of the State of New York, without giving effect to any contrary conflict of laws or choice of law provisions of the law of the State of New York or any other jurisdiction.

                  SECTION 114. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or coupons) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the

Stated Maturity; provided, that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                  SECTION 115. APPOINTMENT OF AGENT FOR SERVICE. By the execution and delivery of this Indenture, NiSource Finance and the Parent hereby appoint the Trustee as their agent upon which process may be served in any legal action or proceeding which may be instituted in any Federal or State court in the Borough of Manhattan, The City of New York, arising out of or relating to the Securities, the coupons or this Indenture. Service of process upon such agent at the office of such agent at 450 West 33rd Street, New York, New York 10001, Attention: Capital Markets Fiduciary Services (or such other address in the Borough of Manhattan, The City of New York, as may be the Corporate Trust Office of the Trustee), and written notice of said service to NiSource Finance and the Parent, as the case may be, by the Person serving the same addressed as provided in Section 105, shall be deemed in every respect effective service of process upon NiSource Finance and the Parent, as the case may be, in any such legal action or proceeding, and NiSource Finance and the Parent hereby submit to the jurisdiction of any such court in which any such legal action or proceeding is so instituted. Such appointment shall be irrevocable so long as the Holders of Securities or coupons shall have any rights pursuant to the terms thereof or of this Indenture until the appointment of a successor by NiSource Finance and the Parent, as the case may be, with the consent of the Trustee and such successor's acceptance of such appointment. NiSource Finance and the Parent further agree to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent or successor.

                  By the execution and delivery of this Indenture, the Trustee hereby agrees to act as such agent and undertakes promptly to notify NiSource Finance and the Parent, as the case may be, of receipt by it of service of process in accordance with this Section.

                  SECTION 116. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Indenture may not be used to interpret another indenture, loan or debt agreement of NiSource Finance, the Parent or any Affiliate of either. No such indenture, loan or debt agreement may be used to interpret this Indenture.

                  SECTION 117. EXECUTION IN COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                                   ARTICLE TWO

                                 SECURITY FORMS

                  SECTION 201. FORMS GENERALLY. The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons and the Global Securities, if any, issued pursuant to this Indenture shall be in such form as shall be established by or pursuant to a

Board Resolution of NiSource Finance or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons (but which do not affect the rights or duties of the Trustee). If the forms of Securities or coupons of any series are established by action taken pursuant to a Board Resolution of NiSource Finance, a copy of an appropriate record of such action shall be certified by the Corporate Secretary or an Assistant Corporate Secretary of NiSource Finance and delivered to the Trustee at or prior to the delivery of the Order of NiSource Finance contemplated by Section 303 for the authentication and delivery of such Securities or coupons.

                  The Trustee's certificates of authentication shall be in substantially the form set forth in this Article or Article Six.

                  Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, the Securities of each series shall be issuable in global and registered form without coupons. If so provided as contemplated by Section 301, the Securities of a series also shall be issuable in bearer form, with or without interest coupons attached.

                  The definitive Securities and coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner permitted by the rules of any applicable securities exchange, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities or coupons.

                  SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. Subject to Section 614, the Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Securities of the series referred to in the within-mentioned Indenture.

                                      The Chase Manhattan Bank, as Trustee



                                      By:
                                         --------------------------------------
                                               Authorized Officer

                  SECTION 203. SECURITIES IN GLOBAL FORM. If Securities of a series are issuable in global form, any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Order of NiSource Finance to be delivered pursuant to Sections 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Order of NiSource Finance. If the Order of NiSource Finance pursuant to Sections 303 or 304 has been, or simultaneously is, delivered, any instructions by NiSource Finance with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel.

                  SECTION 204. FORM OF LEGEND FOR GLOBAL SECURITIES. Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form, or in such other form that is acceptable to the Depositary and the Trustee:

                  "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

                  SECTION 205. FORM OF LEGEND FOR BEARER SECURITIES. Any Bearer Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                  "Any United States person who holds this Security will be subject to limitations under the United States income tax laws, including the limitation provided in Sections 165(j) and 1287(a) of the Internal Revenue Code of 1986, as amended."


                                  ARTICLE THREE

                                 THE SECURITIES

                  SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of NiSource Finance, and set forth in an Officers' Certificate of NiSource Finance, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of all other series issued by NiSource Finance);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or
         1107);

                  (3) the date or dates on which the principal of the Securities of the series is payable;

                  (4) the right, if any, to extend the Stated Maturity on which NiSource Finance will pay any installment of principal of or interest on the Securities of the series;

                  (5) the rate or rates at which the Securities of the series shall bear interest, if any, or any method by which such rate or rates shall be determined, the basis upon which interest will be computed if other than that specified in Section 310, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on Registered Securities on any Interest Payment Date;

                  (6) the place or places where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable;

                  (7) whether Securities of such series may be redeemed, and if so, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of NiSource Finance;

                  (8) the obligation, if any, of NiSource Finance to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) the right, if any, of NiSource Finance or a third party to redeem or purchase Securities of the series and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such right;

                  (10) whether Bearer Securities of the series are to be issuable;

                  (11) if Bearer Securities of the series are to be issuable, whether interest in respect of any portion of a temporary Bearer Security in global form (representing all of the Outstanding Bearer Securities of the series) payable in respect of an Interest Payment Date prior to the exchange of such temporary Bearer Security for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;

                  (12) the date as of which any Bearer Securities of the series, any temporary Bearer Security in global form and any Global Securities shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                  (13) the denominations in which Registered Securities of the series, if any, shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which Bearer Securities of the series, if any, shall be issuable if other than the denomination of $5,000;

                  (14) the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable (if other than the currency of the United States of America);

                  (15) if the amount of payments of principal of (and premium, if any) or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                  (16) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (17) any additional Events of Default or additional covenants of NiSource Finance or the Parent pertaining to the Securities of the series;

                  (18) whether and under what circumstances NiSource Finance will pay additional amounts on the Securities of the series held by a Person who is a United States Alien in respect of taxes or similar charges withheld or deducted and, if so, whether NiSource Finance will have the option to redeem such Securities rather than pay such additional amounts;

                  (19) whether any Securities of the series are to be issuable in whole or in part in the form of one or more Global Securities and, if so, (a) the Depositary with respect to such Global Security or Securities and (b) the circumstances under which beneficial owners of interests in any such Global Security may exchange such interest for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchange may occur, if other than as set forth in Section 305;

                  (20) if any of such Securities are to be issued in global form and are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents, or conditions;

                  (21) the date or dates, if any, after which the Holders may convert the Securities into shares of Common Stock or preferred stock of the Parent and the terms for that conversion; and

                  (22) any other terms of the series (which terms shall not be inconsistent with the terms of this Indenture).

         All Securities of any one series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution of NiSource Finance and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution of NiSource Finance, a copy of an appropriate record of such action shall be certified by the Corporate Secretary or an Assistant Corporate Secretary of NiSource Finance and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of NiSource Finance setting forth the terms of the series. Such Board Resolution of NiSource may provide general terms or parameters for Securities of such series and may provide that the specific terms of particular Securities of such series, and the Persons authorized to determine such terms or parameters, may be determined in accordance with or pursuant to the Order of NiSource Finance referred to in the third paragraph of Section 303.

                  SECTION 302. DENOMINATIONS. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, the Registered Securities of each series shall be issuable in denominations of $1,000 or any integral multiple thereof and the Bearer Securities of each series, if any, shall be issuable in the denomination of $5,000.

                  SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of NiSource Finance by its Chairman of the Board, its Vice Chairman, its President or one of its Vice Presidents, attested by its Corporate Secretary or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of NiSource Finance.

                  Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time relevant to the authorization thereof the proper officers of NiSource Finance shall bind NiSource Finance, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, NiSource Finance may deliver Securities of any series executed on behalf of NiSource Finance to the Trustee for authentication by the Trustee together with an Order of NiSource Finance for the authentication and delivery of such Securities, and the Trustee in accordance with such Order shall authenticate and deliver such Securities; provided, that in connection with its original issuance, a Bearer Security may be delivered only outside the United States and only if the Trustee shall have received from the Person entitled to receive such Bearer Security a certificate in the form required by
Section 311; and provided further, that, with respect to Securities of a series constituting a medium term note program, the Trustee shall authenticate and deliver Securities of such series for original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Order of NiSource Finance. The maturity dates, original issue dates, interest rates and any other terms of the Securities of a subseries of any medium term note program shall be determined by or pursuant to such Order of NiSource Finance and procedures.

                  In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon:

                  (a) the Board Resolution of NiSource Finance or indenture supplemental hereto establishing the form of the Securities of that series pursuant to Section 201 and the terms of the Securities of that series pursuant to Section 301 (or, in the case of a Board Resolution of NiSource Finance, pursuant to which such form and terms are established);

                  (b) an Officer's Certificate pursuant to Sections 201 and 301 and complying with Section 102; and

                  (c) an Opinion of Counsel complying with Section 102 stating,

                           (i) that the forms of such Securities and coupons, if
                  any, have been established by or pursuant to a Board Resolution of NiSource Finance or by an indenture supplemental hereto, as permitted by Section 201 and in conformity with the provisions of this Indenture;

                           (ii) that the terms of such Securities have been
                  established by or pursuant to a Board Resolution of NiSource Finance or by an indenture supplemental hereto, as permitted by Sections 201 and 301 and in conformity with the provisions of this Indenture;

                           (iii) that such Securities, together with the
                  coupons, if any, appertaining thereto, when authenticated and delivered by the Trustee and issued by NiSource Finance in the manner and subject to any customary conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of NiSource Finance entitled to the benefits provided by the Indenture, enforceable in accordance with their respective terms, except to the extent that the enforcement of such obligations may be subject to bankruptcy laws or insolvency laws or other similar laws, general principles of equity and such other qualifications as such counsel shall conclude are customary or do not materially affect the rights of the Holders of such Securities;

                           (iv) that all laws and requirements in respect of the
                  execution and delivery of the Securities have been complied with; and

                           (v) such other matters as the Trustee may reasonably
                  request.

                  With respect to Securities of a subseries of a medium term note program, the Trustee may conclusively rely on the documents and opinion delivered pursuant to Sections 201 and 301 and this Section 303, as applicable (unless revoked by superseding comparable documents or opinions), with respect to the establishment of the medium term note program as to the authorization of the Board of Directors of NiSource Finance of any Securities delivered hereunder, the form thereof and the legality, validity, binding effect and enforceability thereof.

                  Notwithstanding the provisions of Section 301 and of the preceding two paragraphs, if not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the documents otherwise required pursuant to the preceding clauses (a), (b) or (c) prior to or at the time of issuance of each Security, but such documents shall be delivered prior to or at the time of issuance of the first Security of such series and shall pertain to all of the Securities of such series. After any such first delivery, any separate Request by NiSource Finance that the Trustee authenticate Securities of such series for original issue will be deemed to be a certification by NiSource Finance that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with.

                  If such forms or terms have been so established by or pursuant to a Board Resolution of NiSource Finance or by an indenture supplemental hereto as permitted by Sections 201 and 301, the Trustee shall have the right to decline to authenticate and deliver any Securities of such series:

                  (i) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken;

                  (ii) if the Trustee in good faith by its board of directors, executive committee or a committee of directors or Responsible Officers of the Trustee in good faith determines that such action would expose the Trustee to personal liability to Holders of any Outstanding series of Securities; or

                  (iii) if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties and immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  If NiSource Finance shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then NiSource Finance shall execute and the Trustee shall, in accordance with this Section and the Order of NiSource Finance with respect to such series, authenticate and deliver one or more Global Securities in permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear a legend as required by Section 204.

                  Each Registered Security shall be dated the date of its authentication. Each Global Security, each Bearer Security and any temporary Bearer Security in global form shall be dated as of the date specified as contemplated by Section 301.

                  No Security or related coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Except as permitted by
Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured and paid or payment duly provided for have been detached and canceled.

                  SECTION 304. TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series, NiSource Finance may execute, and upon an Order of NiSource Finance the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities (but which do not affect the rights or duties of the Trustee). In the case of Bearer Securities of any series, such temporary Securities may be in global form, representing all of the outstanding Bearer Securities of such series.

                  Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, NiSource Finance will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of NiSource Finance in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), NiSource Finance shall execute and the Trustee shall authenticate and deliver in exchange therefor (at an office or agency of NiSource Finance in the case of Bearer Securities) a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor; provided, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further, that no definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security unless the Trustee shall have received from the Person entitled to receive the definitive Bearer Security a certificate in the form required by Section 311. Until so exchanged, the temporary Securities of any series, including temporary Securities in global form, shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

                  SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. NiSource Finance shall cause to be kept at one of its offices or agencies designated pursuant to Section 1002 a register (referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, NiSource Finance shall provide for the registration of Registered Securities of each series and of transfers and exchanges of Registered Securities of such series. Said office or agency is hereby appointed the security registrar (referred to as the "SECURITY REGISTRAR") for the purpose of registering Registered Securities of each series and transfers and exchanges of Registered Securities of such series as herein provided.

                  Upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment maintained for such purpose for such series, NiSource Finance shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount.

                  At the option of the Holder, Registered Securities of any series (except a Global Security representing all or a portion of such series) may be exchanged for Registered Securities of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency.

                  At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to NiSource Finance and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by NiSource Finance and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, that except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be.

                  Whenever any Securities are so surrendered for exchange, NiSource Finance shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of NiSource Finance, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by NiSource Finance or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to NiSource Finance and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but NiSource Finance may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

                  NiSource Finance shall not be required (i) to issue, to register the transfer of or to exchange Securities of any series during a period of 15 Business Days immediately preceding the date notice is given identifying the serial numbers of the Securities of that series called for redemption, or
(ii) to issue, to register the transfer of or to exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series, provided, that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture.

                  Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any Global Security shall be exchangeable pursuant to this Section 305 or Sections 304, 306, 906 or 1107 for Securities registered in the name of, and a transfer of a Global Security of any series may be registered to, any Person other than the Depositary for such Global Security or its nominee only if:

                  (i) such Depositary notifies NiSource Finance that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by NiSource Finance within 90 days;

                  (ii) NiSource Finance executes and delivers to the Trustee an Order of NiSource Finance that such Global Security shall be so exchangeable and the transfer thereof so registrable; or

                  (iii) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, would constitute an Event of Default with respect to the Securities of such series.

Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clauses (i), (ii) or (iii) of the preceding sentence or such other conditions as may be specified as contemplated by Section 301 for such series, then without unnecessary delay, but in any event not later than the earliest date on which such interests may be so exchanged, NiSource Finance shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such Global Security, executed by NiSource Finance.

                  On or after the earliest date on which such interests may be so exchanged, such Global Securities shall be surrendered from time to time by the Depositary and in accordance with instructions given to the Trustee and the Depositary (which instructions shall be in writing but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Order of NiSource Finance with respect thereto to the Trustee, as NiSource Finance's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without service charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered Global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such Global Security to be exchanged which (unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the Global Security shall be issuable only in the form in which the Securities are issuable, as specified as contemplated by Section 301) shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, that no such exchanges may occur during a period beginning at the opening of business 15 Business Days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and provided further, that (unless otherwise specified as contemplated by Section 301) no Bearer Security delivered in exchange for a portion of a Global Security shall be mailed or otherwise delivered to any location in the United States.

                  Promptly following any such exchange in part, such Global Security shall be returned by the Trustee to the Depositary in accordance with the instructions of NiSource Finance referred to above. If a Registered Security is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date for such Security and before the opening of business at such office or agency on the next Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Global Security is payable in accordance with the provisions of this Indenture.

                  SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, NiSource Finance shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series, Stated Maturity and original issue date, and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

                  If there shall be delivered to NiSource Finance and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to NiSource Finance or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, NiSource Finance shall execute and upon its Request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series, Stated Maturity and original issue date, and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

                  In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, NiSource Finance in its discretion may, instead of issuing a new Security, pay such Security or coupon; provided, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States; and provided further, that with respect to any such coupons, interest represented thereby (but not any additional amounts payable as provided in Section 1004), shall be payable only upon presentation and surrender of the coupons appertaining thereto.

                  Upon the issuance of any new Security under this Section, NiSource Finance may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of NiSource Finance, whether or not the mutilated, destroyed, lost or stolen Security and its coupons, if any, or the mutilated, destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

                  SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Interest, if any, is paid on Bearer Securities to Holders of coupons. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

                  Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by NiSource Finance, at its election in each case, as provided in clause (1) or (2) below:

                  (1) NiSource Finance may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. NiSource Finance shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time NiSource Finance shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the

         Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify NiSource Finance of such Special Record Date and, in the name and at the expense of NiSource Finance, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of NiSource Finance, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

                  (2) NiSource Finance may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by NiSource Finance to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 308. PERSONS DEEMED OWNERS. Prior to due presentment of a Registered Security for registration of transfer, NiSource Finance, the Trustee and any agent of NiSource Finance or the Trustee may deem and treat the Person in whose name such Registered Security is registered as the absolute owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither NiSource

Finance, the Trustee nor any agent of NiSource Finance or the Trustee shall be affected by any notice to the contrary.

                  NiSource Finance, the Trustee and any agent of NiSource Finance or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither NiSource Finance, the Trustee nor any agent of NiSource Finance or the Trustee shall be affected by notice to the contrary.

                  No holder of any beneficial interest in any Global Security held on its behalf by a Depositary (or its nominee) shall have any rights under this Indenture with respect to such Global Security or any Security represented thereby, and such Depositary may be treated by NiSource Finance, the Trustee, and any agent of NiSource Finance or the Trustee as the owner of such Global Security or any Security represented thereby for all purposes whatsoever. None of NiSource Finance, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  SECTION 309. CANCELLATION. All Securities and coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. NiSource Finance may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which NiSource Finance may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities and coupons held by the Trustee shall be destroyed and certification of their destruction delivered to NiSource Finance, unless an Order of NiSource Finance shall direct that canceled Securities be returned to NiSource Finance.

                  The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of this Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until NiSource Finance, at its option, shall deliver or surrender the same to the Trustee with an Order that such Securities be canceled.

                  SECTION 310. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 301(4) for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  SECTION 311. FORM OF CERTIFICATION BY A PERSON ENTITLED TO RECEIVE A BEARER SECURITY. Whenever any provision of this Indenture or the form of Security contemplates that certification be given by a Person entitled to receive a Bearer Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by NiSource Finance and of which NiSource Finance shall have given written notice to the Trustee:

                       [Form of Certificate to Be Given By
                   Person Entitled to Receive Bearer Security]

                                   Certificate

                               [Name of Security]

                  This is to certify that the above-captioned Security is not being acquired by or on behalf of a United States person, or for offer to resell or for resale to a United States person, or, if a beneficial interest in the Security is being acquired by a United States person, that such person is a financial institution or is acquiring through a financial institution and that the Security is held by a financial institution that has agreed in writing to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and that such person or financial institution is not purchasing for offer to resell or for resale within the United States. If this certificate is being provided by a clearing organization, it is based on statements provided to it by its member organizations. As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction, and "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the above-captioned Securities in bearer form purchased from it; provided, that if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not deliver a Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

                  We undertake to advise you by telecopy if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities.

                  We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.


Dated: __________, 20__                    ____________________________________

                  SECTION 312. CUSIP, ISIN AND COMMON CODE NUMBERS. NiSource Finance in issuing the Securities may use "CUSIP", "ISIN" or "Common Code" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP", "ISIN" or "Common Code" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

                  SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon a Request of NiSource Finance cease to be of further effect (except as to any surviving rights of registration of transfer or exchange or conversion of Securities herein expressly provided for, and any right to receive additional amounts, as provided in Section 1004), and the Trustee, at the expense of NiSource Finance, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

         (1)      either

                  (A) all Securities theretofore authenticated and delivered and all coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by NiSource Finance and thereafter repaid to NiSource Finance or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i)      have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of NiSource Finance,

         and NiSource Finance, in the case of (B)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust dedicated solely for such purpose an amount sufficient, without reinvestment, to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) NiSource Finance has paid or caused to be paid all other sums payable hereunder by NiSource Finance; and

                  (3) NiSource Finance has delivered to the Trustee an Officers' Certificate of NiSource Finance and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of NiSource Finance and the Parent to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Sections 305, 306, 402, 1002 and 1003 shall survive.

                  SECTION 402. APPLICATION OF TRUST MONEY. Subject to the provision of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including NiSource Finance acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee, but such money need not be segregated from other funds, except to the extent required by law.

                                  ARTICLE FIVE

                                    REMEDIES

                  SECTION 501. EVENTS OF DEFAULT. "EVENT OF DEFAULT," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) NiSource Finance defaults in the payment of any interest (including any additional amounts due under Section 1004 as specified therein) upon any Security of that series when it becomes due and payable and continuance of such default for a period of 60 days; or

                  (2) NiSource Finance defaults in the payment of the principal (including any additional amounts due under Section 1004 as specified therein) of (or premium, if any, on) any Security of that series at its Maturity and continuance of such default for a period of three Business Days thereafter; or

                  (3) NiSource Finance defaults in the deposit of any sinking fund payment when and as due by the terms of a Security of that series and continuance of such default for a period of three Business Days thereafter; or

                  (4) NiSource Finance or the Parent defaults in the performance or breach of any covenant or warranty of NiSource Finance or the Parent, as the case may be, in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in or pursuant to this Indenture solely for the benefit of one or more series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to NiSource Finance and the Parent by the Trustee, or to NiSource Finance, the Parent and the Trustee by the Holders of at least 33% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by NiSource Finance (including a default with respect to Securities of any series other than that series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by NiSource Finance (including this Indenture) or NiSource Capital Markets, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay in excess of $50,000,000 of the principal or interest of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness in an amount in excess of $50,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged or such acceleration having been rescinded or annulled within a period of 60 days after there shall have been given, by registered or certified mail, to NiSource Finance and the Parent by the Trustee or to NiSource Finance, the Parent and the Trustee by the Holders of at least 33% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring NiSource Finance to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, that subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee assigned to Capital Markets Fiduciary Services (or any successor division or department of the Trustee) shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from NiSource Finance, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, Indenture or other instrument; or

                  (6) the Security Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or the Parent, or any Person acting on behalf of the Parent, shall deny or disaffirm its obligations under its Security Guarantee; or

                  (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of NiSource Finance, NiSource Capital Markets or the Parent in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging NiSource Finance, NiSource Capital Markets or the Parent a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than NiSource Finance, NiSource Capital Markets or the Parent or any of their Affiliates seeking reorganization, arrangement, adjustment or composition of or in respect of NiSource Finance, NiSource Capital Markets or the Parent under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for NiSource Finance, NiSource Capital Markets or the Parent or for any substantial part of the property of NiSource Finance, NiSource Capital Markets or the Parent, or ordering the liquidation or winding up of the affairs of NiSource Finance, NiSource Capital Markets or the Parent, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (8) the commencement by NiSource Finance, NiSource Capital Markets or Parent of a case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of it in a case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official in respect of it or any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or its admission in writing of its inability to pay its debts generally as they become due, or its taking of corporate action in furtherance of any such action; or

                  (9) any other Event of Default provided with respect to Securities of that series.

                  SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 33% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to NiSource Finance and the Parent (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to NiSource Finance, the Parent and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) NiSource Finance or the Parent has paid or deposited with the Trustee a sum sufficient to pay:

                           (A) all overdue interest on all Securities of that
                  series;

                           (B) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities; and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under
                  Section 607;

         and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

                  No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. NiSource Finance covenants that if:

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof and such default continues for a period of three Business Days,

NiSource Finance will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest, with interest on any overdue principal (and premium, if any) and on any overdue interest, to the extent that payment of such interest shall be legally enforceable, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607.

                  If NiSource Finance fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against NiSource Finance, the Parent (pursuant to Article Fifteen) or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of NiSource Finance, the Parent (subject to the limitations set forth in Article Fifteen) or any other obligor upon such Securities, wherever situated.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture, or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to NiSource Finance, the Parent or any other obligor upon the Securities or the property of NiSource Finance, the Parent or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on NiSource Finance, the Parent or any other obligor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607) and of the Holders of Securities and coupons allowed in such judicial proceeding; and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

                  SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR COUPONS. All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

                  SECTION 506. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 607; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest, respectively; and

                  THIRD: To NiSource Finance, or the Parent, as the case may be.

                  SECTION 507. LIMITATION ON SUITS. No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than a majority in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                  SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security or payment of such coupon on the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 509. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, NiSource Finance, the Parent, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 510. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise shall, not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 511. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

                  SECTION 512. CONTROL BY HOLDERS OF SECURITIES. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability or be unduly prejudicial to Holders not joined therein; and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 513. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related coupons waive any past default hereunder with respect to such series and its consequences, except a default:

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series; or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 514. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security or the payment of any coupon on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                  SECTION 515. WAIVER OF STAY OR EXTENSION LAWS. Each of NiSource Finance and the Parent covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force which may affect the covenants or the performance of this Indenture; and each of NiSource Finance and the Parent (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

                  SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

                  (a) Except during the continuance of an Event of Default with respect to Securities of any series:

                           (1) the Trustee undertakes to perform, with respect
                  to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the
                  Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

                           (1) this subsection shall not be construed to limit
                  the effect of subsection (a) of this Section;

                           (2) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee shall not be liable with respect to
                  any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                           (4) no provision of this Indenture shall require the
                  Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 602. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit, in the manner and to the extent provided in
Section 313(c) of the Trust Indenture Act, notice of all such defaults hereunder known to the Trustee, unless such default shall have been cured or waived; provided, that except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

                  SECTION 603. CERTAIN RIGHTS OF TRUSTEE. Subject to Sections 315(a) through 315(d) of the Trust Indenture Act:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of NiSource Finance or the Parent mentioned herein shall be sufficiently evidenced by a Request or Order and any resolution of the Board of Directors of NiSource Finance or the Parent shall be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of NiSource Finance or the Parent personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) except as otherwise provided in Section 501(5), the Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either
(1) a Responsible Officer of the Trustee assigned to Capital Markets Fiduciary Services (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by NiSource Finance, any other obligor on such Securities or by any Holder of such Securities.

                  SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) and in any coupons shall be taken as the statements of NiSource Finance, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to NiSource Finance are true and accurate, subject to the qualifications set forth therein. The Trustee or any Authenticating Agent shall not be accountable for the use or application by NiSource Finance of Securities or the proceeds thereof.

                  SECTION 605. MAY HOLD SECURITIES. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of NiSource Finance, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with NiSource Finance, the Parent or an Affiliate of either with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                  SECTION 606. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with NiSource Finance.

                  SECTION 607. COMPENSATION AND REIMBURSEMENT. Each of NiSource Finance and the Parent agree:

                  (1) to pay to the Trustee and each Authenticating Agent from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and any Authenticating Agent), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of NiSource Finance and the Parent under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities.

                  SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS. If at any time the Trustee shall fail to comply with the obligations imposed upon it by the provisions of Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by NiSource Finance or by any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months then, (i) NiSource Finance, by or pursuant to a Board Resolution of NiSource Finance, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees. The Trustee shall comply with the terms of Section 310(b) of the Trust Indenture Act.


                  SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder that is a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, or any other Person permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000, is subject to supervision or examination by Federal, State or District of Columbia authority and is not otherwise ineligible under Section 310(a)(5) of the Trust Indenture Act. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF
SUCCESSOR.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to NiSource Finance and the Parent. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee, NiSource Finance and the Parent.

                  (d) If at any time:

                           (1) the Trustee shall fail to comply with Section 608
                  after written request therefor by NiSource Finance and the Parent or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

                           (2) the Trustee shall cease to be eligible under
                  Section 609 and shall fail to resign after written request therefor by NiSource Finance and the Parent or by any such Holder; or

                           (3) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) NiSource Finance and the Parent by Board Resolution of each may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all other similarly situated Holders, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, NiSource Finance and the Parent, by a Board Resolution of each, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section
611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to NiSource Finance, the Parent and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by NiSource Finance and the Parent. If no successor Trustee with respect to the Securities of any series shall have been so appointed by NiSource Finance and the Parent or the Holders of Securities and accepted appointment in the manner required by Section 611, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) NiSource Finance shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of

Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                  SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to NiSource Finance, the Parent and to the retiring Trustee an instrument accepting such appointment. Thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of NiSource Finance and the Parent or on the request of the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder; provided, that such property and money shall continue to be subject to any lien in favor of the retiring Trustee provided for in Section 607.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, NiSource Finance, the Parent, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of NiSource Finance and the Parent or on the request of any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien provided for in Section 607, with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, NiSource Finance and the Parent shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. If and when the Trustee shall be or become a creditor of NiSource Finance or the Parent (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 311 and any other provision of the Trust Indenture Act regarding the collection of claims against NiSource Finance or the Parent (or any such other obligor), as the case may be.

                  SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT. At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to NiSource Finance and shall at all times be a Corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of not less than $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such Corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, if such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to NiSource Finance. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to NiSource Finance. Upon receiving such a notice of resignation or upon such termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to NiSource Finance and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issuable as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The provisions of Sections 308, 604 and 605 shall be applicable to each Authenticating Agent.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        The Chase Manhattan Bank,
                                                 as Trustee

                                        By_______________________________
                                                 As Authenticating Agent

                                        By_______________________________
                                                 Authorized Signatory


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. In accordance with Section 312(a) of the Trust Indenture Act, NiSource Finance will furnish or cause to be furnished to the Trustee:

                  (a) semi-annually, not later than June 1 and December 1, in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of NiSource Finance, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities as of the preceding May 15 or November 15, as the case may be, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by NiSource Finance of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, that no such list need be furnished if the Trustee shall be the Security Registrar.

                  SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

                  (a) The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

                  (b) Every Holder of Securities or coupons, by receiving and holding the same, agrees with NiSource Finance and the Trustee that neither NiSource Finance nor the Parent nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with
Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312 of the Trust Indenture Act.

                  SECTION 703. REPORTS BY TRUSTEE.

                  (a) Within 60 days after May 15 of each year commencing with the first May 15 following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 with respect to any of the events specified in said
Section 313(a) which may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

                  (b) The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

                  (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

                  SECTION 704. REPORTS BY NISOURCE FINANCE AND THE PARENT. Each of NiSource Finance and the Parent, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                  (1) file with the Trustee, within 15 days after NiSource Finance or the Parent, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which NiSource Finance or the Parent, as the case may be, may be required to file with the Commission pursuant to
         Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if NiSource Finance or the Parent is not required to file information, documents or reports pursuant to either of said sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by NiSource Finance and the Parent with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit, within 30 days after the filing thereof with the Trustee, to the Holders of Securities, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by NiSource Finance or the Parent, as the case may be, pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 801. NISOURCE FINANCE AND THE PARENT MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. Neither NiSource Finance nor the Parent shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) the Person formed by any such consolidation or into which it is merged or the Person which acquires by conveyance or transfer, or which leases, its properties and assets substantially as an entirety shall be organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume: in the case of NiSource Finance, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities; in the case of NiSource Finance and the Parent, the performance of every covenant of this Indenture to be performed or observed on the part of NiSource Finance or the Parent, as applicable; and in the case of the Parent, all of the obligations under Article Fifteen relating to the Security Guarantee to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) NiSource Finance or the Parent, as applicable, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease complies with this Section 801 and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  NiSource Finance covenants and agrees that if, upon any consolidation or merger of NiSource Finance with or into any other Person, or upon any consolidation or merger of any other Person with or into NiSource Finance, or upon any sale or conveyance of all or substantially all of the property and assets of NiSource Finance to any other Person, any property of NiSource Finance or any Subsidiary or any indebtedness issued by any Subsidiary owned by NiSource Finance or by any Subsidiary immediately prior thereto would thereupon become subject to any mortgage, security interest, pledge, lien or other encumbrance not permitted by Section 1008 hereof, NiSource Finance, prior to or concurrently with such consolidation, merger, sale or conveyance, will by indenture supplemental hereto, executed and delivered to the Trustee, effectively secure the Securities then Outstanding (equally and ratably with (or prior to) any other indebtedness of or guaranteed by

NiSource Finance or such Subsidiary then entitled thereto) by a direct lien on such property of NiSource Finance or any Subsidiary or such indebtedness issued by a Subsidiary, prior to all liens other than any theretofore existing thereon.

                  SECTION 802. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation by NiSource Finance or the Parent with or merger by NiSource Finance or the Parent into any other Person or any conveyance, transfer or lease of either NiSource Finance's or the Parent's properties and assets substantially as an entirety in accordance with Section 801, the successor formed by such consolidation or into which it is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, NiSource Finance or the Parent, as applicable, under this Indenture with the same effect as if such successor had been named as NiSource Finance or the Parent, as applicable, herein, and thereafter, except in the case of a lease, the predecessor shall be relieved of all obligations and covenants under this Indenture and the Securities.

                  SECTION 803. ASSUMPTION BY THE PARENT OR SUBSIDIARY. The Parent or a Subsidiary may directly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (premium, if any) and interest on all the Securities and any coupons appertaining thereto and the performance of every covenant of this Indenture on the part of NiSource Finance to be performed or observed. Upon any such assumption, the Parent or such Subsidiary shall succeed to and be substituted for and may exercise every right and power of NiSource Finance under this Indenture with the same effect as if such Subsidiary had been named as NiSource Finance herein and NiSource Finance shall be released from its liability as obligor on the Securities; provided, that, in the case of such assumption by a Subsidiary, Article Fifteen shall also be modified, by such indenture supplemental hereto, so that references to NiSource Finance and its Securities therein are changed to, or modified to include references to such Subsidiary and its Securities. No such assumption shall be permitted unless the Parent or such Subsidiary, as the case may be, has delivered to the Trustee an Officers' Certificate of the Parent or such Subsidiary, as the case may be, and an Opinion of Counsel for the Parent or such Subsidiary, as the case may be, each stating that such assumption and supplemental indenture comply with this Article, that all conditions precedent herein provided for or relating to such transaction have been complied with and, in the event of assumption by a Subsidiary, that the Parent's obligations under this Indenture (modified or amended as aforesaid) remain in full force and effect.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

                  SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders of Securities or coupons, NiSource Finance and the Parent, when authorized by a Board Resolution of each, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any one or more of the following purposes only:

                  (1) to evidence the succession of another Corporation to NiSource Finance or the Parent and the assumption by any such successor of the covenants of NiSource Finance or the Parent, as the case may be, herein and in the Securities and coupons; or

                  (2) to add to the covenants of NiSource Finance or the Parent for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon NiSource Finance or the Parent; or

                  (3) to add any additional Events of Default; or

                  (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Registered Securities or of principal (or premium, if any) or any interest on Bearer Securities, to permit Registered Securities to be exchanged for Bearer Securities or to permit the issuance of Securities in uncertificated form; provided, that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

                  (5) to change or eliminate any of the provisions of this Indenture; provided, that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (6) to secure the Securities; or

                  (7) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series, to contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided, that such change shall not be inconsistent with the provisions of this Indenture and shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

                  (10) to effect assumption by the Parent or a Subsidiary pursuant to Section 803; or

                  (11) to conform this Indenture to any amendments to the Trust Indenture Act.

                  SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to NiSource Finance, the Parent and the Trustee, NiSource Finance and the Parent, when authorized by a Board Resolution of each, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or modifying in any manner the rights of the Holders of Securities of such series and any related coupons under this Indenture; provided, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security or coupon affected thereby:

                  (1) change the Stated Maturity of the principal of, or of any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the method of calculating the rate of interest thereon, or change any obligation of NiSource Finance to pay additional amounts pursuant to Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment in the United States where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1304 for quorum or voting;

                  (3) change any obligation of NiSource Finance to maintain an office or agency in each Place of Payment, or any obligation of NiSource Finance to maintain an office or agency outside the United States pursuant to Section 1002;

                  (4) modify any provisions of Article Fifteen in any way adverse to the interests of the Holders of the Outstanding Securities; or

                  (5) modify any of the provisions of this Section, Section 513 or Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  NiSource Finance and the Parent shall have the right to set a record date for the solicitation of any consents under this Article Nine, which record date shall be set in accordance with Section 104.

                  SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

                  SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

                  SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the

Trustee as to any matter provided for in such supplemental indenture. If NiSource Finance shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and NiSource Finance, to any such supplemental indenture may be prepared and executed by NiSource Finance and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    COVENANTS

                  SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. NiSource Finance covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Any interest due on Bearer Securities on or before Maturity, other than additional amounts, if any, payable as provided in Section 1004 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

                  SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY. NiSource Finance will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series (but, except as otherwise provided below, unless such Place of Payment is located outside the United States, not Bearer Securities) may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon NiSource Finance in respect of the Securities of that series and this Indenture may be served. NiSource Finance initially hereby appoints the Trustee, its office or agency for each of said purposes. If Securities of a series are issuable as Bearer Securities, NiSource Finance will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series which is located outside the United States where Securities of such series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of such series pursuant to
Section 1004); provided,, that if the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, NiSource Finance will maintain a Paying Agent in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. NiSource Finance will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time NiSource Finance shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 1004) at the place specified for the purpose pursuant to Section 301 or, if no such place is specified, at the main office of the Trustee in London, and NiSource Finance hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

                  No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of NiSource Finance in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, that payment of principal of and any premium and interest in U.S. dollars (including additional amounts payable in respect thereof) on any Bearer Security may be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York if (but only if) payment of the full amount of such principal, premium, interest or additional amounts at all offices outside the United States maintained for the purpose by NiSource Finance in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

                  NiSource Finance may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve NiSource Finance of its obligation to maintain an office or agency in each Place of Payment in accordance with the requirements set forth above for Securities of any series for such purposes. NiSource Finance will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. If NiSource Finance shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever NiSource Finance shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) NiSource Finance will promptly notify the Trustee of its action or failure so to act.

                  NiSource Finance will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by NiSource Finance (or any other obligor upon the Securities of that series) in the making of any payment of principal of (and premium, if any) or interest on the Securities of that series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  NiSource Finance may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Order of NiSource Finance direct any Paying Agent to pay, to the Trustee all sums held in trust by NiSource Finance or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by NiSource Finance or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  Any sums deposited with the Trustee or any Paying Agent, or then held by NiSource Finance, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to NiSource Finance on Request of NiSource Finance, or (if then held by NiSource Finance) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to NiSource Finance for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of NiSource Finance as trustee thereof, shall thereupon cease; provided, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of NiSource Finance cause to be published once in an Authorized Newspaper in each Place of Payment or mailed to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to NiSource Finance.

                  SECTION 1004. ADDITIONAL AMOUNTS. If the Securities of a series provide for the payment of additional amounts, NiSource Finance will pay to the Holder of any Security of any series or any coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of principal of (or premium, if any) or interest on, or in respect of, any Security of any series or any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

                  If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, NiSource Finance will furnish the Trustee and NiSource Finance's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Securities of that series shall be made to Holders of Securities of that series or the related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and NiSource Finance will pay to the Trustee or such Paying Agent the additional amounts required by this Section. NiSource Finance covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                  SECTION 1005. CORPORATE EXISTENCE. Subject to Article Eight, each of NiSource Finance and the Parent will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights (charter and statutory) and franchises.

                  SECTION 1006. MAINTENANCE OF PROPERTIES. Each of NiSource Finance and the Parent will cause all properties used or useful in the conduct of its business, and the Parent will cause all properties used or useful in the business of the Subsidiaries, to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, that nothing in this Section shall prevent the Parent from discontinuing the operation or maintenance of any of such properties or disposing of them if such discontinuance or disposal is, in the judgment of the Parent, desirable in the conduct of its business or the business of the Subsidiaries and not disadvantageous in any material respect to the Holders of Securities.

                  SECTION 1007. PAYMENT OF TAXES AND OTHER CLAIMS. Each of NiSource Finance and the Parent will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it and, in the case of the Parent, any of the Subsidiaries, or upon the income, profits or property of NiSource Finance, the Parent or any of the Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of NiSource Finance, the Parent or any of the Subsidiaries; provided, that none of NiSource Finance, the Parent or any of the Subsidiaries shall be required to pay or discharge or cause to be paid or discharged any such tax,


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assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  SECTION 1008. RESTRICTIONS ON LIENS.

                  (a) So long as any Securities remain outstanding, each of NiSource Finance and the Parent will not, nor will NiSource Finance and the Parent permit any Subsidiary, other than a Utility, to, issue, assume or guarantee any debt for money borrowed (hereinafter in this Section 1008 referred to as "Debt"), secured by any mortgage, security interest, pledge, lien or other encumbrance (hereinafter in this Section 1008 called "mortgage" or "mortgages") upon any property of NiSource Finance, the Parent or any such Subsidiary (other than a Utility), except indebtedness issued by any such Subsidiary and owned by the Parent or any other such Subsidiary (whether such property or indebtedness is now owned or hereafter acquired), without in any such case effectively securing, prior to or concurrently with the issuance, assumption or guarantee of any such Debt, the Securities (together with, if NiSource Finance shall so determine, any other indebtedness of or guaranteed by NiSource Finance, the Parent or such Subsidiary ranking equally with the Securities and then existing or thereafter created) equally and ratably with (or prior to) such Debt; provided, that the foregoing restrictions shall not apply to nor prevent the creation or existence of:

                  (i) mortgages on any property, acquired, constructed or improved by the Parent or any of the Subsidiaries other than the Utilities after the date of this Indenture, and any improvements thereon, accessions thereto or other property acquired or constructed for use in connection therewith or related thereto, which are created or assumed prior to or contemporaneously with, or within 180 days after, such acquisition or completion of such construction or improvement, or within one year thereafter pursuant to a firm commitment for financing arranged with a lender or investor within such 180-day period, to secure or provide for the payment of all or any part of the purchase price of such property or the cost of such construction or improvement incurred after the date of this Indenture, or, in addition to mortgages contemplated by clauses (ii) and (iii) below, mortgages on any property existing at the time of acquisition thereof; provided, that the mortgages shall not apply to any property theretofore owned by the Parent or any such Subsidiary other than, in the case of any such construction or improvement, (1) unimproved real property on which the property so constructed or the improvement is located, (2) other property (or improvements thereon) which is an improvement to or is acquired or constructed for use in connection therewith or related thereto, (3) any right and interest under any agreement or other documents relating to the property being so constructed or improved or such other property and (4) the stock of any Subsidiary created or maintained for the primary purpose of owning the property so constructed or improved;

                  (ii) existing mortgages on any property or indebtedness of a Person which is merged with or into or consolidated with Parent, NiSource Finance or a Subsidiary;

                  (iii) mortgages on property or indebtedness of a Person existing at the time such Person becomes a Subsidiary;


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
                  (iv) mortgages to secure Debt of a Subsidiary to the Parent or to another Subsidiary (other than a Utility);

                  (v) mortgages in favor of the United States of America, any State, any foreign country or any department, agency or instrumentality or political subdivision of any such jurisdiction, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price of the cost of constructing or improving the property subject to such mortgages, including, without limitation, mortgages to secure Debt of the pollution control or industrial revenue bond type;

                  (vi) mortgages to secure Debt of the Parent or any Subsidiary maturing within 12 months from the creation thereof and incurred in the ordinary course of business;

                  (vii) mortgages on any property (including any natural gas, oil or other mineral property) to secure all or part of the cost of exploration, drilling or development thereof or to secure Debt incurred to provide funds for any such purpose;

                  (viii) mortgages existing on the date of this Indenture; and

                  (ix) mortgages for the purposes of extending, renewing or replacing in whole or in part Debt secured by any mortgage referred to in the foregoing clauses (i) to (viii), inclusive, or this clause (ix); provided, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property or indebtedness which secured the mortgage so extended, renewed or replaced (plus improvements on such property).

                  (b) The provisions of subsection (a) of this Section 1008 shall not apply to the issuance, assumption or guarantee by the Parent or any Subsidiary of Debt secured by a mortgage which would otherwise be subject to the foregoing restrictions up to an aggregate amount which, together with all other Debt of the Parent and the Subsidiaries other than the Utilities secured by mortgages (other than mortgages permitted by subsection (a) of this Section 1008 which would otherwise be subject to the foregoing restrictions), does not at the time exceed 10% of Consolidated Net Tangible Assets.

                  (c) If at any time the Parent or any Subsidiary other than the Utilities shall issue, assume or guarantee any Debt secured by any mortgage and if subsection (a) of this Section 1008 requires that the Securities be secured equally and ratably with such Debt, each of NiSource Finance and the Parent will promptly deliver to the Trustee an Officers' Certificate stating that, and Opinion of Counsel to the effect that, the covenant of NiSource Finance and the Parent contained in subsection (a) of this Section has been complied with.


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
                  SECTION 1009. STATEMENT AS TO DEFAULT.

                  (a) Each of NiSource Finance and the Parent will deliver to the Trustee, within 120 days after the end of each fiscal year of NiSource Finance ending after the date hereof, a certificate, signed by the principal executive officer, principal financial officer or principal accounting officer of NiSource Finance or the Parent, as the case may be, stating whether or not to the best knowledge of the signers thereof NiSource Finance or the Parent, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if NiSource Finance or the Parent shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  (b) NiSource Finance or the Parent, as applicable, will deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time would become an Event of Default pursuant to clause (4) of Section 501.

                  SECTION 1010. WAIVER OF CERTAIN COVENANTS. NiSource Finance and the Parent may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1006 and 1007 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of NiSource Finance and the Parent and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

                  SECTION 1101. APPLICABILITY OF ARTICLE. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

                  SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of NiSource Finance to redeem any Securities shall be evidenced by a Board Resolution of NiSource Finance. In case of any redemption at the election of NiSource Finance of all of the Securities of any series, NiSource Finance shall, at least 60 days prior to the Redemption Date fixed by NiSource Finance (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date. In case of any redemption at the election of NiSource Finance of less than all the Securities of any series, NiSource Finance shall, at least 60 days prior to the Redemption Date fixed by NiSource Finance (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee


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
in writing of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of NiSource Finance which is subject to a condition specified in the terms of such Securities, NiSource Finance shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

                  SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series (other than Securities of such series held by NiSource Finance), not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided in the Securities of a series, partial redemptions must be in an amount not less than $1,000,000 principal amount of Securities.

                  The Trustee shall promptly notify NiSource Finance in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                  SECTION 1104. NOTICE OF REDEMPTION. Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

                  All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,


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
                  (5) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price, which shall be the office or agency maintained by NiSource Finance in each Place of Payment pursuant to
         Section 1002, and

                  (6) that the redemption is for a sinking fund, if such is the case.

A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

                  Notice of redemption of Securities to be redeemed at the election of NiSource Finance shall be given by NiSource Finance or, at NiSource Finance's request, by the Trustee in the name and at the expense of NiSource Finance.

                  SECTION 1105. DEPOSIT OF REDEMPTION PRICE. On or prior to any Redemption Date, NiSource Finance shall deposit with the Trustee or with a Paying Agent (or, if NiSource Finance is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities which are to be redeemed on that date.

                  SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless NiSource Finance shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by NiSource Finance at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States except as otherwise provided in
Section 1002); and provided further, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                  If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by NiSource Finance and the Trustee


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
if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States except as otherwise provided in Section 1002.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                  SECTION 1107. SECURITIES REDEEMED IN PART. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if NiSource Finance or the Trustee so requires with respect to any Registered Security, due endorsement by, or a written instrument of transfer in form satisfactory to NiSource Finance and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and NiSource Finance shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, Stated Maturity and of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  Except as otherwise specified as contemplated by Section 301, if a Global Security is so surrendered, NiSource Finance shall execute, and the Trustee shall authenticate and deliver to the Depositary in global form, without service charge, a new Global Security or Securities of the same series, Stated Maturity and of any authorized denomination as requested by the Depositary, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

                  SECTION 1201. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided


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
in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

                  SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES. NiSource Finance (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and (2) may apply as a credit Securities of a series which have been redeemed either at the election of NiSource Finance pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 60 days prior to each sinking fund payment date for any series of Securities, NiSource Finance will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and stating the basis for such credit and that such Securities have not previously been so credited and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of NiSource Finance in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

                  SECTION 1301. PURPOSES FOR WHICH MEETINGS MAY BE CALLED. If Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

                  SECTION 1302. CALL NOTICE AND PLACE OF MEETING.

                  (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (b) In case at any time NiSource Finance, pursuant to a Board Resolution of NiSource Finance, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then NiSource Finance or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

                  SECTION 1303. PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or
(2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of NiSource Finance, the Parent and each of their respective counsel.

                  SECTION 1304. QUORUM; ACTION. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1305(d), notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state


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
expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

                  Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

                  Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

                  SECTION 1305. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

                  (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in
Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

                  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by NiSource Finance or by Holders of Securities as provided in Section 1302(b), in which case NiSource Finance or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

                  (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

                  (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

                  SECTION 1306. COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to NiSource Finance, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  SECTION 1307. ACTION WITHOUT MEETING. In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.

                                ARTICLE FOURTEEN

               IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS,
                             DIRECTORS AND EMPLOYEES

                  SECTION 1401. LIABILITY SOLELY CORPORATE. No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer, director or employee, as such, past, present or future of NiSource Finance or the Parent or of any predecessor or successor Corporation (either directly or through NiSource Finance or the Parent or a predecessor or successor Corporation of either of them), whether by virtue


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of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer, director or employee, past, present or future, of NiSource Finance or the Parent or of any predecessor or successor Corporation of either of them, either directly or indirectly through NiSource Finance or the Parent or any predecessor or successor Corporation of either of them, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

                                 ARTICLE FIFTEEN

                               SECURITY GUARANTEE

                  SECTION 1501. GUARANTEE. Subject to this Article Fifteen, the Parent hereby irrevocably and unconditionally guarantees the Obligations of NiSource Finance under the Securities, this Indenture and any supplemental indenture, with respect to the matters set forth below, to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the Obligations of the Parent or NiSource Finance hereunder or thereunder, that: (a) the principal of, or premium, if any, and interest on the Securities shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Securities, if any, if lawful, and all other Obligations of NiSource Finance to the Holders or the Trustee under this Indenture, the Securities, or any supplemental indenture shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other Obligations, that same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration pursuant to
Section 502 hereof or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Parent shall be obligated to pay or perform the same immediately. The Parent agrees that this is a guarantee of payment and not a guarantee of collection. The Security Guarantee shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Parent. The Parent hereby agrees that, in the event of a default in payment or performance of the Obligations guaranteed hereby with respect to any Security, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Indenture, directly against the Parent to enforce this Security Guarantee without first proceeding against NiSource Finance.

                  The Parent hereby agrees that its obligations with regard to this Security Guarantee shall be unconditional, irrespective of the validity or enforceability of the Securities or the


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obligations of the Parent or NiSource Finance under this Indenture, the absence of any action to enforce the same, the recovery of any judgment against the Parent or NiSource Finance or any other obligor with respect to this Indenture, the Securities or the obligations of the Parent or NiSource Finance under this Indenture or the Securities, any action to enforce the same or any other circumstances (other than complete performance) which might otherwise constitute a legal or equitable discharge or defense of the Parent. The Parent further, to the extent permitted by law, waives and relinquishes all claims, rights and remedies accorded by applicable law to guarantors and agrees not to assert or take advantage of any such claims, rights or remedies, including but not limited to: (a) any right to require any of the Trustee, the Holders or NiSource Finance (each a "Benefited Party"), as a condition of payment or performance by the Parent, to (1) proceed against the Parent, NiSource Finance or any other Person,
(2) proceed against or exhaust any security held from the Parent, NiSource Finance or any other Person, (3) proceed against or have resort to any balance of any deposit account or credit on the books of any Benefited Party in favor of the Parent, NiSource Finance or any other Person, or (4) pursue any other remedy in the power of any Benefited Party whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Parent or NiSource Finance including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations under the Security Guarantee or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Parent or NiSource Finance from any cause other than payment in full of the Obligations under the Security Guarantee; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Benefited Party's errors or omissions in the administration of the Obligations under the Security Guarantee, except behavior which amounts to bad faith; (e)(1) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of the Security Guarantee and any legal or equitable discharge of the Parent's obligations hereunder, (2) the benefit of any statute of limitations affecting the Parent's liability hereunder or the enforcement hereof, (3) any rights to set-offs, recoupments and counterclaims and (4) promptness, diligence and any requirement that any Benefited Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentations, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of the Security Guarantee, notices of default under the Securities or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations under the Security Guarantee or any agreement related thereto, and notices of any extension of credit to the Parent or NiSource Finance and any right to consent to any thereof; (g) to the extent permitted under applicable law, the benefits of any "One Action" rule; and (h) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of the Security Guarantee. The Parent hereby covenants that its Security Guarantee shall not be discharged except by complete performance of the Obligations contained in its Security Guarantee and this Indenture.

         This Security Guarantee shall remain in full force and effect and continue notwithstanding any petition filed by or against NiSource Finance for liquidation or reorganization, NiSource Finance becoming insolvent or making an assignment for the benefit of creditors or a receiver or trustee being appointed for all or any significant part of the assets of NiSource Finance, and shall, to the fullest extent permitted by law, continue to be effective or reinstated, as the case may be, if at any time payment under this Indenture with respect to any Security, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any Holder of such Security,


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whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made.

         The Parent further agrees, to the fullest extent that it lawfully may do so, that, as between the Parent, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the Obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Security Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable Bankruptcy Law preventing such acceleration in respect of the Obligations guaranteed hereby.

         The Parent agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Obligations guaranteed hereby until payment in full of all Obligations guaranteed hereby. The Parent further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the Maturity of the Obligations guaranteed hereby may be accelerated as provided in Section 502 hereof for the purposes of this Security Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby and (y) in the event of any declaration of acceleration of such Obligations as provided in Section 502 hereof, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Parent for the purpose of this Security Guarantee.

         SECTION 1502. EXECUTION AND DELIVERY OF SECURITY GUARANTEE. To evidence its Security Guarantee set forth in Section 1501 hereof, the Parent hereby agrees that a notation of such Security Guarantee shall be endorsed by an Officer of the Parent (by manual or facsimile signature) on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of the Parent by one of its Officers. The Parent hereby agrees that its Security Guarantee set forth in Section 1501 hereof shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Security Guarantee. If an Officer whose signature is on this Indenture or whose endorsement of the Security Guarantee is on a Security no longer holds that office at the time the Trustee authenticates the Security on which a Security Guarantee is endorsed, the Security Guarantee shall be valid nevertheless. The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Security Guarantee set forth in this Indenture on behalf of the Parent.

                              --------------------


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Indenture to be duly executed and attested, all as of the day and year first above written.

                                          NISOURCE FINANCE CORP.


                                          By:      /s/ Gary L. Neale
                                             -----------------------------------
                                          Name:    Gary L. Neale
Attest:                                   Title:   Chairman and President


By: /s/ Gary W. Pottorff
   ------------------------------


                                          NISOURCE INC.


                                          By:      /s/ Stephen P. Adik
                                             -----------------------------------
                                          Name:    Stephen P. Adik
Attest:                                   Title:   Vice Chairman


By: /s/ Gary W. Pottorff
   ------------------------------



                                          THE CHASE MANHATTAN BANK, as Trustee


                                          By:     /s/ R. Lorenzen
                                             -----------------------------------
                                          Name:   R. Lorenzen
Attest:                                   Title:  Assistant Vice President


By: /s/ Diane Darconte
   ------------------------------
    Trust Officer

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